UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

MODERNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square
Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 7.01    Regulation FD Disclosure.

On May 24, 2022, Stephane Bancel, the Chief Executive Officer of Moderna, Inc. (the “Company”) published a blog post to the Company’s website announcing changes to his personal trading plans for shares of the Company’s company stock. These trading plans were adopted in accordance with Rule 10b5-1 (“Rule 10b5-1”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In the post, Mr. Bancel announced that he had amended his personal 10b5-1 plan to provide for the full exercise of a stock option to acquire 4,587,155 shares of the Company’s common stock at a price of $0.99 per share. The option was granted on August 19, 2013, and will be forfeited to the extent it is not exercised prior to August 19, 2023. Under the amended plan, Mr. Bancel will exercise the option to acquire 40,000 shares each Wednesday and Thursday, beginning on May 25, 2022 until the option is fully exercised. Mr. Bancel expects to contribute all of the after-tax proceeds from the exercise of the option to charitable causes. Mr. Bancel has not previously exercised any of the stock options that he has been granted by the Company.

The text of the blog post is included as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including regarding: Mr. Bancel’s future exercises of his stock option granted on August 19, 2013, and Mr. Bancel’s plan to contribute the after-tax proceeds from the exercise of the option to charitable causes. The forward-looking statements in this Current Report on Form 8-K are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include those other risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Current Report on Form 8-K in the event of new information, future developments or otherwise. These forward-looking statements are based on the Company’s current expectations and speak only as of the date hereof.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Blog post entitled “Stock option exercise and charitable giving,” dated May 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022		MODERNA, INC.

	By:	/s/ Shannon Thyme Klinger
Shannon Thyme Klinger
Chief Legal Officer